DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
We are pleased to provide you with this report on the Dreyfus Massachusetts Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1995, your Fund produced a total return of 9.11% based on share price changes and dividends.* Income dividends exempt from Federal and Commonwealth of Massachusetts personal income taxes of approximately $.298 per share were paid.** This is equivalent to an annualized tax-free distribution rate per share of 4.52%.***
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Fed Funds rate on July 6, 1995. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. (Despite the monetary restraint that existed, long-term rates had begun to decline early in the year.) The Fed's policy of restraint had been based on concern about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July decline in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports earlier in the year indicated lagging home and auto sales and a decline in new home construction. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and corporate cost reduction programs continued to increase layoffs. But after the Fed
Funds rate was lowered, economic signals became mixed, and inflationary expect ations, subdued. Accordingly, interest rates have stabilized.
    More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. While it is expected that the stronger numbers will forestall any immediate easing by the Federal Reserve Board, one should not rule out the possibility of another Fed move before year end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond prices since easing inflation can result in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. Of course, there is no guarantee how the market will perform at any time. Although we strive to maintain a high level of current tax exempt income for the Fund, we always are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures caused rates to tumble and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: Business conditions were weaker than monetary policymakers had thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, further Fed easing seems likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased by the good performance of late by the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improving market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation.

    The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    During the reporting period, the portfolio's structure has remained in keeping with our view of interest rate trends during the period. We have kept the duration of the Fund long in response to a perceived slowing of the economy. While the decline in interest rates has fueled total return performance, it paradoxically constitutes a primary threat to an income-oriented Fund since, in this environment, the risk of early redemption of high coupon securities rises dramatically. A central strategy during this period has been to identify such securities and attempt to achieve a price above the redemption value and reinvest proceeds at an attractive level of income. Of course, past performance is no guarantee of future results.
    Going forward, some movement away from the aggressive portfolio structure will be made. While we do not envision a major sell-off, the upward movement in prices will moderate and we believe that income will provide the bulk of the returns to be seen during the balance of 1995.
    The issuance of new tax exempt bonds continues at a lackluster pace while, at the same time, a substantial number of outstanding bonds are being retired. Therefore, our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of securities from which to choose.
    Our primary tasks - to protect principal, maintain liquidity and distribute a high level of current tax exempt income to you - continue to motivate our portfolio management decisions. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

    [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                 SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                 AMOUNT          VALUE
                                                                                                 -------------    -------------
MASSACHUSETTS-88.3%
Arlington 5%, 8/15/2001.....................................................                   $     200,000     $   204,274
Attleboro:
    5.50%, 1/15/2001........................................................                         400,000         412,732
    5.70%, 1/15/2002........................................................                         400,000         417,120
    5.90%, 1/15/2004........................................................                         325,000         342,602
    6%, 1/15/2005...........................................................                         345,000         365,365
Belchertown, Refunding:
    4.80%, 10/15/2001 (Insured; MBIA).......................................                         240,000         242,628
    5%, 10/15/2002 (Insured; MBIA)..........................................                         400,000         407,836
Boston:
    6.10%, 7/1/1999 (Insured; MBIA).........................................                         250,000         264,720
    6.20%, 7/1/2002.........................................................                         865,000         936,164
    Refunding 5.20%, 2/1/2004 (Insured; AMBAC)..............................                         500,000         510,990
    Revenue, Refunding (Boston City Hospital):
      5.45%, 2/15/2004 (Insured; FHA).......................................                         500,000         498,305
      5.45%, 8/15/2004 (Insured; FHA).......................................                         210,000         209,255
      5.55%, 2/15/2005 (Insured; FHA).......................................                         295,000         293,914
Brockton, Refunding:
    5.60%, 6/1/2001 (Insured; AMBAC)........................................                         255,000         267,844
    5.70%, 6/1/2002 (Insured; AMBAC)........................................                         260,000         275,028
Brookline 5.20%, 9/1/2003...................................................                         500,000         515,690
Canton Industrial Development Finance Authority, IDR
    (General Signal Corp.) 5.625%, 12/1/2002................................                         510,000         518,568
Dartmouth 4.90%, 5/1/2002...................................................                         200,000         203,938
Greater New Bedford Regional Refuse Management District:
    4.75%, 5/1/1997.........................................................                         815,000         813,362
    5.10%, 5/1/2000.........................................................                         240,000         237,574
Harwich 4.20%, 2/15/2001....................................................                       1,080,000       1,058,314
Haverhill 6.30%, 6/15/2002..................................................                         100,000         105,575
Holyoke, Refunding:
    6.10%, 11/1/1998........................................................                         190,000         198,109
    6.20%, 11/1/1999........................................................                         100,000         105,402
Lawrence 4.625%, 2/15/2005..................................................                       1,190,000       1,146,065
Lowell 5.60%, 4/1/2005......................................................                       1,530,000       1,591,720
Ludlow 6.90%, 10/15/2003....................................................                         100,000         114,665
Lynn, Refunding:
    4.90%, 1/15/2005 (Insured; FSA).........................................                       1,210,000       1,200,998
    5%, 1/15/2006...........................................................                       1,185,000       1,174,572

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                     SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                 -------------    -------------
MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority, Refunding:
    6%, 3/1/2005............................................................                    $  1,000,000     $ 1,075,140
    (General Transportation System) 5.50%, 3/1/2009.........................                       1,000,000         998,070
Massachusetts Commonwealth:
    Consolidated Loan:
      5.25%, 6/1/1998.......................................................                         100,000         102,418
      5.75%, 5/1/2003.......................................................                         500,000         530,215
      6.20%, 6/1/2003.......................................................                          85,000          92,338
      5.375%, 7/1/2007......................................................                       3,000,000       3,029,700
    Refunding 6%, 8/1/2010 (Insured; AMBAC).................................                       1,500,000       1,581,510
Massachusetts Convention Center Authority, Refunding
    (Hynes Convention Center) 5.90%, 9/1/1998...............................                         250,000         260,305
Massachusetts Education Loan Authority, Education Loan Revenue:
    7.40%, 6/1/1998 (LOC; Rabobank Nederland) (a)...........................                         280,000         285,267
    7.55%, 1/1/2002 (Insured; MBIA).........................................                         860,000         949,294
    8%, 6/1/2002 (LOC; Rabobank Nederland) (a)..............................                          90,000          94,245
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Bentley College) 5.50%, 7/1/2003 (Insured; MBIA).......................                         500,000         519,940
    (Beth Israel Hospital) 5.10%, 7/1/2000 (Insured; AMBAC).................                         300,000         307,737
    (Brigham and Womens Hospital) 4.90%, 7/1/2005...........................                       1,840,000       1,777,550
    (Cape Cod Health System) 5%, 11/15/2002
      (Insured; College Construction Loan Insurance Association)............                       1,000,000       1,007,090
    (Central New England Health System) 5.75%, 8/1/2003.....................                       1,000,000         983,840
    (New England Medical Center Hospitals):
      5.60%, 7/1/1999 (Insured; FGIC).......................................                         100,000         103,859
      4.90%, 7/1/2006 (Insured; MBIA).......................................                       1,365,000       1,336,977
    (Refunding - Baystate Medical Center) 4.90%, 7/1/2005 (Insured; FGIC)...                       1,000,000         984,700
    (Refunding - Massachusetts General Hospital):
      4.85%, 7/1/2004 (Insured; AMBAC)......................................                       1,000,000         997,810
      6%, 7/1/2004 (Insured; AMBAC).........................................                       1,875,000       2,023,706
    (Refunding - Melrose-Wakefield Hospital):
      5.50%, 7/1/1999.......................................................                         200,000         203,368
      5.80%, 7/1/2001.......................................................                         100,000         102,393
    (Smith College) 5.75%, 7/1/2016.........................................                       1,000,000         987,960
    (University of Massachusetts Medical School Research Project)
      5.30%, 7/1/2002 (Insured; College Construction Loan Insurance Association)                     400,000         412,088
Massachusetts Housing Finance Agency:
    (Holy Cross College -11) 6%, 11/1/2002..................................                         100,000         107,257
    Housing Projects, Refunding:
      5.20%, 4/1/2000.......................................................                         800,000         817,696
      5.25%, 4/1/2002 (Insured; AMBAC)......................................                       1,000,000       1,027,130

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                  -------------    -------------
MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency (continued):
    Housing Projects, Refunding (continued):
      5.35%, 10/1/2003 (Insured; AMBAC).....................................                    $  1,750,000    $  1,802,780
      6.30%, 10/1/2013......................................................                       2,000,000       2,008,480
    Residential Development 5.25%, 5/15/2001 (Collateralized; FNMA).........                       1,000,000       1,024,380
    SFHR 6.90%, 12/1/2001...................................................                          95,000          99,459
Massachusetts Industrial Finance Agency, Revenue:
    (Museum of Fine Arts-Boston) 6.20%, 1/1/2000 (Insured; MBIA)............                         100,000         103,810
    (Refunding - Combined Jewish Philanthropies) 5.65%, 2/1/2003 (Insured; AMBAC)                    795,000         826,355
    (Refunding - Refusetech, Inc. Project) 6.15%, 7/1/2002..................                       1,800,000       1,840,644
Massachusetts Municipal Wholesale Electric Co., Power Supply Systems Revenue:
    5.875%, 7/1/2003........................................................                         500,000         528,125
    Refunding:
      6.30%, 7/1/2001.......................................................                         100,000         107,404
      6.40%, 7/1/2002.......................................................                         100,000         108,469
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement
Revenue:
    (MWRA Loan Program) 4.75%, 2/1/2002.....................................                         500,000         495,655
    (Pool Loan Program) 5.70%, 2/1/2012.....................................                       2,260,000       2,252,655
New Bedford 5.60%, 3/1/2003.................................................                         600,000         607,956
New England Education Loan Marketing Corp., Student Loan Revenue:
    6%, 3/1/2002............................................................                         500,000         522,685
    6.60%, 9/1/2002.........................................................                         100,000         108,227
    6.90%, 11/1/2009........................................................                       1,000,000       1,081,730
Newton:
    4.40%, 4/15/2002........................................................                         600,000         600,834
    4.50%, 4/15/2003........................................................                         575,000         575,713
North Andover:
    6.50%, 11/1/2004........................................................                         300,000         331,362
    6.55%, 11/1/2005........................................................                         300,000         330,543
North Reading, Refunding 6.40%, 6/15/2002 (Insured; MBIA)...................                         200,000         220,688
Pioneer Valley Transit Authority, COP 5.70%, 2/1/2003 (Insured; CGIC).......                       1,240,000       1,302,384
Plymouth County, COP 6.50%, 10/1/2001.......................................                         200,000         211,050
Springfield:
    4.90%, 1/15/2002 (Insured; MBIA) .......................................                         850,000         860,030
    Refunding:
      6%, 9/1/2001..........................................................                         500,000         520,140
      4.90%, 9/1/2002 (Insured; MBIA).......................................                         515,000         521,613
Swansea 6.60%, 1/15/2005....................................................                         100,000         109,097
Taunton 5.25%, 7/15/2002 (Insured; AMBAC)...................................                         100,000         103,926
Webster 6.50%, 9/1/2005 (Insured; AMBAC)....................................                         310,000         340,287

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                     SEPTEMBER 30, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                 -------------     -------------
MASSACHUSETTS (CONTINUED)

Westfield:
    4.20%, 9/1/2000 (Insured; FSA)..........................................                   $     500,000     $   493,860
    4.30%, 9/1/2001 (Insured; FSA)..........................................                         500,000         491,645
    Refunding 4.50%, 12/15/2003 (Insured; MBIA).............................                         960,000         936,758
Westford, Refunding 5%, 10/15/2004 (Insured; AMBAC).........................                         795,000         809,453
Weymouth 6%, 6/15/2001......................................................                         100,000         105,540
Woods Hole, Marthas Vineyard & Nantucket 6.10%, 3/1/2005....................                         690,000         738,680
Worcester:
    5.80%, 8/1/1998.........................................................                         200,000         205,554
    5.80%, 8/1/1999.........................................................                         250,000         258,120
    6%, 8/1/2003............................................................                         545,000         570,942
U. S. RELATED-11.7%
Guam Airport Authority, Revenue 6%, 10/1/2000...............................                       1,100,000       1,132,967
Guam Government 4.90%, 11/15/2004...........................................                       5,910,000       5,665,976
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue, Refunding 5.875%, 7/1/1999.............................                         100,000         104,905
Puerto Rico Housing Bank and Finance Agency, Refunding
    (Commonwealth Approved Subsidy Prepayment) 5%, 12/1/2002................                       1,240,000       1,218,672
                                                                                                                   ---------
TOTAL INVESTMENTS (cost $68,607,119)........................................                                     $69,612,485
                                                                                                                 ===========



DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA     Financial Security Assurance
CGIC          Capital Guaranty Insurance Corporation             IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                 Insurance Corporation
FNMA          Federal National Mortgage Association              SFHR    Single Family Housing Revenue


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
----------                         ---------                     ------------------                   -------------------
AAA                                Aaa                            AAA                                    46.7%
AA                                 Aa                             AA                                     4.0
A                                  A                              A                                      26.0
BBB                                Baa                            BBB                                    23.3
                                                                                                        -------
                                                                                                         100.0%
                                                                                                        ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.







See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     SEPTEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $68,607,119)-see statement......................................                                    $69,612,485
    Interest receivable.....................................................                                      1,074,646
    Prepaid expenses........................................................                                         13,429
                                                                                                                 ----------
                                                                                                                 70,700,560
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $  26,863
    Due to Custodian........................................................                       132,511
    Payable for shares of Beneficial Interest redeemed......................                         7,087
    Accrued expenses and other liabilities..................................                        43,817          210,278
                                                                                                 ----------       ---------
NET ASSETS..................................................................                                    $70,490,282
                                                                                                                ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                    $72,261,560
    Accumulated undistributed investment income-net.........................                                          8,584
    Accumulated net realized (loss) on investments..........................                                     (2,785,228)
    Accumulated net unrealized appreciation on investments-Note 3...........                                      1,005,366
                                                                                                                 ----------
NET ASSETS at value applicable to 5,336,058 outstanding shares of
    Beneficial Interest, equivalent to $13.21 per share
    (unlimited number of $.001 par value shares authorized).................                                    $70,490,282
                                                                                                                ===========







See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $1,847,853
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   210,134
      Shareholder servicing costs-Note 2(b).................................                         56,893
      Professional fees.....................................................                         13,421
      Trustees' fees and expenses-Note 2(c).................................                          7,752
      Custodian fees........................................................                          3,784
      Registration fees.....................................................                          3,142
      Prospectus and shareholders' reports..................................                          2,063
      Miscellaneous.........................................................                         13,560
                                                                                                  --------
                                                                                                    310,749
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         66,888
                                                                                                    --------
            TOTAL EXPENSES..................................................                                            243,861
                                                                                                                     ----------
            INVESTMENT INCOME-NET...........................................                                          1,603,992
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $   (164,585)
    Net unrealized appreciation on investments..............................                      2,303,696
                                                                                                 -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          2,139,111
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $3,743,103
                                                                                                                    ============


See independent accountants' review report and notes to financial statements.


DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED             SIX MONTHS ENDED
                                                                                       MARCH 31,            SEPTEMBER 30, 1995
                                                                                        1995                   (UNAUDITED)
                                                                                   --------------      ----------------------
OPERATIONS:
    Investment income-net................................................         $ 3,749,907                 $   1,603,992
    Net realized (loss) on investments...................................          (2,620,069)                     (164,585)
    Net unrealized appreciation on investments for the period............           1,403,906                     2,303,696
                                                                                  -----------                   -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............           2,533,744                     3,743,103
                                                                                  -----------                   -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net................................................          (3,749,907)                   (1,595,408)
    Net realized gain on investments.....................................             (91,423)                          --
                                                                                  -----------                   -------------
      TOTAL DIVIDENDS....................................................          (3,841,330)                   (1,595,408)
                                                                                  -----------                   -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold........................................          16,540,755                     6,697,165
    Dividends reinvested.................................................           2,833,098                     1,163,876
    Cost of shares redeemed..............................................         (40,811,502)                   (8,021,076)
                                                                                  -----------                   -------------
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.....         (21,437,649)                     (160,035)
                                                                                  -----------                   -------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS........................         (22,745,235)                    1,987,660
NET ASSETS:
    Beginning of period..................................................          91,247,857                    68,502,622
                                                                                  -----------                  -------------
    End of period (including undistributed investment income-net;
      $8,584 on September 30, 1995)......................................        $ 68,502,622                  $ 70,490,282
                                                                                  ===========                  =============
                                                                                      SHARES                         SHARES
                                                                                  -----------                     -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................           1,300,469                       512,867
    Shares issued for dividends reinvested...............................             223,568                        88,919
    Shares redeemed......................................................          (3,245,315)                     (613,865)
                                                                                  -----------                     -------------
      NET (DECREASE) IN SHARES OUTSTANDING...............................          (1,721,278)                      (12,079)
                                                                                  ===========                     =============



See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                        SIX MONTHS ENDED
                                                                     YEAR ENDED MARCH 31,             SEPTEMBER 30, 1995
                                                              ------------------------------
PER SHARE DATA:                                                1993(1)    1994      1995                  (UNAUDITED)
                                                               -------   -------   -------               --------------
    Net asset value, beginning of period..............        $12.50    $13.15     $12.91                 $12.81
                                                               -------   -------   -------                -------
    INVESTMENT OPERATIONS:
    Investment income-net.............................           .57       .67        .61                    .30
    Net realized and unrealized gain (loss) on investments       .65      (.24)      (.08)                   .40
                                                               -------   -------   -------                 -------
      TOTAL FROM INVESTMENT OPERATIONS................          1.22       .43        .53                    .70
                                                               -------   -------   -------                 -------
    DISTRIBUTIONS:
    Dividends from investment income-net..............          (.57)     (.67)      (.61)                  (.30)
    Dividends from net realized gain on investments...           --       --         (.02)                    --
                                                               -------   -------   -------                 -------
      TOTAL DISTRIBUTIONS.............................          (.57)     (.67)      (.63)                  (.30)
                                                               -------   -------   -------                  -------
    Net asset value, end of period....................        $13.15    $12.91     $12.81                 $13.21
                                                               =======   =======   =======                  =======
TOTAL INVESTMENT RETURN...............................         12.05%(2)  3.18%      4.23%                 10.95%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........           --        .06%       .49%                   .69%(2)
    Ratio of net investment income to average net assets        5.17%(2)  4.90%      4.82%                  4.57%(2)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager..................          1.59%(2)   .92%       .42%                   .19%(2)
    Portfolio Turnover Rate...........................          9.66%(3)  4.64%      9.41%                 14.01%(3)
    Net Assets, end of period (000's Omitted).........        $34,951   $91,248   $68,503                 $70,490

(1)    From May 28, 1992 (commencement of operations) to March 31, 1993.
(2)    Annualized.
(3)    Not annualized.






See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $432,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through March 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken, from April 1, 1995 through July 26, 1995 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from July 27, 1995 through March 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $66,888 for the six months ended September 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1995, the Fund was charged an aggregate of $21,406 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $19,725,485 and $19,943,462, respectively, for the six months ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $1,005,366, consisting of $1,485,557 gross unrealized appreciation and $480,191 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1995 and financial highlights for each of the three years in the period ended March 31, 1995 and in our report dated April 28, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]


New York, New York
November 2, 1995



[Dreyfus lion "d" logo]
DREYFUS MASSACHUSETTS INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            268SA959
[Dreyfus logo]
Massachusetts
Intermediate
Municipal
Bond Fund
Semi-Annual Report
September 30, 1995